Long-Term Investments	12 Months Ended
Dec. 31, 2019
Equity Method Investments And Joint Ventures [Abstract]
Long-Term Investments
8.	LONG-TERM INVESTMENTS

The Group made investments in three limited partnerships and accounts for these investments under the equity method because the Group has the ability to exercise significant influence but does not have control over the investees. The Group reviewed the investments for impairment whenever an event or circumstance indicates that an other-than-temporary impairment has occurred. The Group recorded its shares of loss at RMB4,890, gain at RMB1,710 and loss at RMB136 in these investments for the years ended December 31, 2017, 2018 and 2019, respectively. As of December 31, 2018 and 2019, no impairment loss was recorded in regard to these investments.